Exhibit 10.15
AMENDMENT TO ASSET ACCOUNT AGREEMENT
AND
GENERAL TERMS FOR ACCOUNTS AND SERVICES
BY AND BETWEEN
JPMORGAN CHASE BANK, N.A.
AND
MVC CAPITAL, INC.
RECITALS
          A. The undersigned client (the “Client”) wishes to maintain a custody account (the “Account”) at JPMorgan Chase Bank, N.A. (“JPM”) for the purpose of holding or disposing of any property received by JPM for the Client. The Asset Account Agreement that governs the terms of the Account (the “Agreement”) is attached hereto and incorporates by reference the JPMorgan Private Bank General Terms for Accounts and Services (the “General Terms”), which also is attached hereto.
          B. JPM wishes to act as custodian for the Account.
          C. In consideration of the foregoing, the parties have agreed to modify and amend the Agreement as indicated below and that the modified and amended terms shall apply to the Account.
AGREED AS SET FORTH
1.	Section 2 of the Agreement is amended in the first sentence of the subsection entitled “Terms of Custody” but inserting the word “separate” in between the words “my” and “account”.

2.	Section 2 of the Agreement is further amended by inserting at the end of the 2d paragraph in the subsection entitled “Terms of Custody” the following:
You will have no power to assign, hypothecate, pledge or otherwise dispose of any Property, except (1) pursuant to instructions given by me or an Authorized Person; or (2) to satisfy an Obligation to you or a Morgan Affiliate as provided in Section 6 of the General Terms for Accounts and Services.
3.	Section 2 of the Agreement is further amended by inserting at the beginning of the 7th paragraph in the subsection entitled “Terms of Custody” the following:
Neither you nor any of your nominees shall vote any of the Securities held hereunder by or for my Account.
4.	In case of any conflict between the terms of this Amendment and the terms of the Agreement or the General Terms, this Amendment will control. The Agreement and the
Amendment to MVC Agmt

General Terms, as amended by this Amendment, supersede any prior agreements entered into by the parties or their predecessors in connection with the Account.
Dated as of July 20, 2010

CLIENT:	CUSTODIAN:

MVC Capital, Inc.	JPMORGAN CHASE BANK, N.A.

By:	By:

Name:	Name:

Title:	Title:

Amendment to MVC Agmt